Exhibit 10.1

GLOBAL CROSSING AIRLINES GROUP INC.

(the “Issuer”)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT FOR

DEBENTURES

INSTRUCTIONS TO PURCHASER

1.	You must review this entire agreement.

2.	You must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

3.

Canadian Subscribers: You must complete and sign Exhibit A “Canadian Investor Questionnaire”. The purpose of this form is to determine whether you meet the standards for participation in a private placement under applicable Canadian securities laws. In order for the Issuer to satisfy its obligations under applicable Canadian securities laws, you may be required to provide additional evidence to verify the information you have provided in Exhibit A.

4.	United States Subscribers: If you are a “U.S. Purchaser”, as defined in Exhibit B, you must complete and sign Exhibit B “United States Accredited Investor Questionnaire”.

5.	International Subscribers: If you are resident outside of Canada or the United States, you must complete and sign Exhibit E “Offshore Subscriber’s Certificate.”

6.

Unless you are subscribing through a person registered as a registered firm, registered individual or an exempt market dealer (each as defined in National Instrument 31-103 – Registration Requirements and Exemptions), or you are subscribing directly from the Issuer without the involvement of a finder, you must complete and sign Exhibit C “Risk Acknowledgement Form”.

7.

If you are paying for your subscription with funds drawn from a Canadian bank, you may pay in United States dollars by a certified check or bank draft or by wire transfer to the Issuer pursuant to the wiring instructions set out in Exhibit F.

GLOBAL CROSSING AIRLINES GROUP INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

Subject to the terms and conditions set forth herein, the undersigned (the “Subscriber”) hereby subscribes for and agrees to purchase from Global Crossing Airlines Group Inc., a Delaware corporation (the “Issuer”) debentures of the Issuer (the “Debentures”) in the Principal Amount (as defined below). For every $1.24 principal amount of Debentures (“Principal Amount”) subscribed for, the holder shall be issued one (1) purchase warrant of the Issuer (each, a “Warrant”). Each Warrant will entitle the holder thereof to acquire one share of common stock of the Issuer (each, a “Warrant Share”) at the Warrant Exercise Price (defined below) until 5:00 p.m. (Eastern time) on the date of expiration of the Warrant, which is two years following the Closing Date (as defined herein). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Debenture” (the “Terms and Conditions”).

Subscriber Information	Debentures to be Purchased (In $1,000 Increments)
(Name of Subscriber)	Principal Amount of Debentures: US$
(the “Principal Amount”, plus wire fees if applicable)
Account Reference (if applicable):

X
(Signature of Subscriber – if the Subscriber is an Individual)

X

(Signature of Authorized Signatory – if the Subscriber is not an Individual)

(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)

(SSN, or other Tax Identification Number of the Subscriber)

(Subscriber’s Address, including Postal Code or Zip Code)

(Telephone Number)                                              (Email Address)

Register the Debentures as set forth below: (Name to Appear on Share and Warrant Certificate) (Account Reference, if applicable) (Address, including Postal Code or Zip Code)	Deliver the Debentures as set forth below: (Attention - Name) (Account Reference, if applicable) (Street Address, including Postal Code or Zip Code) (No PO Boxes) (Telephone Number)
Number and kind of securities of the Issuer held, directly or indirectly, or over which control or direction is exercised by the Subscriber, if any:	1. State whether the Subscriber is an Insider of the Issuer: Yes ☐ No ☐ 2. State whether the Subscriber is a registrant: Yes ☐ No ☐

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of the              day of                 , 2022.

GLOBAL CROSSING AIRLINES GROUP INC.

Per:
Authorized Signatory

Address:	Bldg. 5A, Miami Int’l Airport, 4th Floor.
4200 NW 36th Street, Miami, FL, 33166
Email:	ryan.goepel@globalxair.com
Attention:	Ryan Goepel, EVP/Chief Financial Officer

TERMS AND CONDITIONS OF SUBSCRIPTION

FOR DEBENTURE

1.	Subscription

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement and in the form of certificate representing the Debentures (the “Debenture Certificate”), the Subscriber hereby subscribes for and agrees to purchase the Debentures in the Principal Amount as shown on page 2 of this Agreement (such subscription and agreement to purchase the Debentures being, the “Subscription”), and the Issuer agrees to sell the Debentures to the Subscriber, effective upon the Closing Date (as defined herein).

1.2 The Principal Amount, and any accrued but unpaid interest thereon, will mature on the date that is two years after the Closing Date (the “Maturity Date”).

1.3 The Principal Amount will accrue simple interest in accordance with the terms of the Debenture from the Closing Date at the rate of 15.00% per annum (the “Interest”) until the Maturity Date, which Interest will be payable quarterly.

1.4 The Debenture will be issued pursuant to the terms set out in the Debenture Certificate containing such additional terms and conditions as are agreed between the Issuer and the Subscriber, which will be issued to the Subscriber by the Issuer on the closing of the Offering (the “Closing”).

1.5 Each Warrant will entitle the holder thereof to acquire one Warrant Share at a price per Warrant Share equal to $1.24 per Warrant Share (the “Warrant Exercise Price”) until 5:00 p.m. (Eastern time) on the date of expiration of the Warrant, which is two years following the Closing Date.

1.6 The Debentures, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”. The shares of common stock of the Issuer are referred to herein as the “Shares”. This Agreement, the Debenture, the Debenture Certificate, the Warrants, the registration rights agreement entered into by and between the Issuer and Subscriber (the “Registration Rights Agreement”) with respect to the Warrant Shares, the stock pledge agreement entered into by and between the Issuer and Subscriber (the “Stock Pledge Agreement”), the guaranty (the “Guaranty”) entered into with Global Crossing Airlines Inc. and Global Crossing Airlines Operations LLC (each a “Guarantor” and together with the Issuer, the “Credit Parties”), and, with the exception of the Alterna Lease, each of the other agreements, documents and certificates to be entered into in connection with the transactions contemplated by this Agreement, together with all exhibits, schedules, annexes and other attachments thereto, are collectively referred to herein as the “Transaction Documents.”

1.7 The Subscriber acknowledges that the Debentures have been offered as part of a larger offering by the Issuer of additional Debentures to other subscribers for gross proceeds of up to $7,500,000 (the “Offering”). Members of management and the Board of Directors of the Issuer, or an existing shareholder, shall subscribe for a minimum of $500,000 of the Offering.

1.8 Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States. Canadian dollar amount shall be converted into United States dollars using the most recent daily exchange rate posted by the Bank of Canada for the day prior the relevant date and rounded down to two decimal places.

1.9 The proceeds of the Offering shall be used by the Issuer to (a) secure three passenger A320 aircraft for charter operations, to be delivered by June 30, 2022, in addition to the six passenger aircraft currently used in charter operations; (b) fund deposits for four A321F aircraft for cargo operations by December 31, 2022; and (c) for general business purposes (collectively, the “Use of Proceeds”).

2.	Payment

2.1 The Principal Amount shall be payable three Business Days following the Closing and must be paid in United States dollars by a certified check or bank draft or by wire transfer to the Issuer pursuant to the wiring instructions set out in Exhibit F.

3.	Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	this Agreement;

(b)

if the Subscriber is resident of Canada, the Canadian Investor Questionnaire (the “Canadian Questionnaire”) attached as Exhibit A, along with any additional evidence that may be requested by the Issuer to verify the information provided in the Canadian Questionnaire; if the Subscriber is a U.S. Purchaser (as defined in Exhibit B), the United States Accredited Investor Questionnaire (the “U.S. Questionnaire”) attached as Exhibit B and the Canadian Questionnaire along with any additional evidence that may be requested by the Issuer to verify the information provided in the U.S. Questionnaire;

(c)

if the Subscriber is resident outside of Canada and is not a U.S Purchaser (as defined in Exhibit B), the Offshore Subscriber’s Certificate attached as Exhibit E (the “Offshore Subscriber’s Certificate”) and the Canadian Questionnaire, along with any additional evidence that may be requested by the Issuer to verify the information provided in the Offshore Subscriber’s Certificate or the Canadian Questionnaire;

(d)

unless the Subscriber is subscribing through a person registered as a broker or an exempt market dealer (as defined in National Instrument 31-103 – Registration Requirements and Exemptions), or unless the Subscriber is acquiring the Securities directly from the Issuer without involvement of a finder, the “Risk Acknowledgement Form” attached as Exhibit C; and

and

(e)	such other supporting documentation that the Issuer may request to establish the Subscriber’s qualification as a qualified investor,

and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2 As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

3.3 The Issuer and the Subscriber acknowledge and agree that the Issuer’s legal counsel (“Issuer’s Counsel”) has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Issuer and the Issuer’s Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer’s Counsel that the Subscriber has sought independent legal advice or waives such advice.

4.	Conditions and Closing

4.1 The Closing will occur on such date as may be mutually agreed upon by Alterna Aircraft Leasing LLC, a Delaware limited liability company (“Alterna”) and the Issuer (the “Closing Date”). The Issuer may, at its discretion, elect to close the Offering in one or more closings.

4.2 The Closing is conditional upon and subject to:

(a)

the Issuer having obtained all necessary approvals and consents for the Offering, including without limitation the conditional approval of the Exchange and approval of the board of directors of the Issuer;

(b)

the issue and sale of the Debentures being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities legislation relating to the sale of the Debentures;

(c)	the Issuer and Alterna having executed a lease arrangement for aircraft MSN 2662 A319 (the “Alterna Lease”);

(d)	the Subscriber having obtained all necessary internal approvals and consents for the Subscription, including without limitation business, compliance and legal approvals;

(e)

no Event of Default (or event or circumstance that, with the passage of time, the giving of notice, or both, would become an Event of Default) exists or would result from the transaction contemplated at the Closing;

(f)

the Subscriber having received, in form and substance satisfactory to the Subscriber, acting reasonably, (i) executed copies of (A) this Agreement, (B) the Debenture Certificate, (C) the Warrants, (D) the Registration Rights Agreement, (E) a Guaranty from each Credit Party, (F) the Stock Pledge Agreement, (ii) certificates of good standing for each of the Credit Parties, (iii) the order issuing foreign certificate issued to Global Crossing Airlines Inc. by the United States of America Department of Transportation, and (iii) such other documents or certificates relating to the transactions contemplated by this Agreement and the Transaction Documents as the Subscriber may deem necessary or appropriate, acting reasonably;

(g)	the Issuer’s delivery of the Pledged Shares (as defined in the Stock Pledge Agreement) to Alterna, acting as collateral agent, together with a duly executed undated irrevocable stock power in blank;

(h)

the Issuer’s payment of up to $50,000 of the out-of-pocket costs and expenses (including fees and expenses of legal counsel, auditors or other specialists) incurred by Alterna and its affiliates in connection with the preparation, negotiation, execution, delivery of the Transaction Documents;

(i)

there has been no change in the business, assets, operations, financial condition or prospects of the Credit Parties which has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;

(j)

there has been no actual or threatened litigation, arbitration or administrative proceedings, or investigations by any Governmental Authority which could reasonably be expected to have a Material Adverse Effect on the business or operations of the Credit Parties;

(k)

the representations and warranties of the Credit Parties shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (without duplication of any materiality qualifiers) as of such specific date), and the Credit Parties shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Credit Parties at or prior to the Closing Date; and

(l)

the Subscriber shall have received certificates, executed by the Chief Executive Officer of the Credit Parties, dated the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Subscriber.

4.3 The Subscriber acknowledges that the certificates representing the Debentures will be available for delivery within two business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5.	Acknowledgements and Agreements of the Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other applicable securities laws;

(c)

the Issuer will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;

(d)

the decision to execute this Agreement and to acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon the terms and conditions of this Agreement and a review of any public information which has been filed by the Issuer with any Canadian provincial securities commissions (collectively, the “Public Record”);

(e)

the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(f)	there are risks associated with the purchase of the Securities, as more fully described in the Public Record;

(g)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h)

a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agreement;

(i)	finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer;

(j)

the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(k)

all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(l)

the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Canadian Questionnaire, U.S. Questionnaire or Offshore Subscriber’s Certificate, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Canadian Questionnaire, U.S. Questionnaire or Offshore Subscriber’s Certificate, as applicable;

(m)

any resale of the Securities by the Subscriber will be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee, and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with such restrictions before selling any of the Securities;

(n)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(o)

there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Securities;

(p)

the Subscriber consents to the placement of a legend or legends on any certificate or other document evidencing any of the Securities setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [four months and one day from the Closing Date.]

(q)

the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus under applicable securities laws, and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(r)	no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(s)	there is no government or other insurance covering any of the Securities; and

(t)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6.	Representations and Warranties of the Subscriber

6.1 The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)	unless the Subscriber has completed Exhibit B, the Subscriber is not a U.S. Person (as defined in Section 6.2);

(b)	the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;

(c)	the Subscriber is acquiring the Securities for its own account for investment purposes only and not with a view to any resale, distribution or other disposition;

(d)

if the Subscriber is resident outside of Canada, the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident which would apply to the offer and sale of the Securities,

(e)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is an entity, it is duly organized and validly subsisting under the laws of its jurisdiction of formation and all necessary approvals have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(f)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the governing documents of, the Subscriber or of any agreement to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(g)

the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies;

(h)	the Subscriber has received and carefully read this Agreement;

(i)

the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Principal Amount;

(j)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Securities and the Issuer;

(k)

the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(l)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(m)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities, or

(iii)	as to the future price or value of any of the Securities.

6.2 In this Agreement, the term “U.S. Person” will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7.	Representations and Warranties will be Relied Upon

7.1 The Subscriber acknowledges that its representations and warranties contained herein are made by it with the intention that such representations and warranties will be relied upon by the Issuer and the Issuer’s Counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable laws, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable laws. The Subscriber further agrees that, by accepting delivery the certificates representing the Debentures, it will be representing and warranting that its representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of the Securities.

8.	Representations and Warranties of the Issuer

8.1 The Issuer hereby represents and warrants to the Subscriber (which representations and warranties will survive the Closing for so long as any Obligations remain outstanding under the terms of the Debenture) that:

(a)

it is duly incorporated, amalgamated, formed, merged or continued, as the case may be, and validly existing as a corporation, company or partnership, under the laws of its jurisdiction of formation and is duly qualified, licensed or registered to carry on business under the laws applicable to it in all jurisdictions in which the nature of its property or business makes such qualification necessary except where failure to be so qualified, licensed or registered could not reasonably be expected to have a Material Adverse Effect,

(b)

it has all requisite corporate or other power and authority to (i) own and operate its property and to carry on the Business carried on by it; and (ii) enter into and perform its obligations under this Agreement and the other Transaction Documents;

(c)

the execution, delivery and performance by the Issuer of each of this Agreement, the Debenture, and the Warrant, including, without limitation, the reservation for issuance and the issuance of the Warrants Shares issuable upon exercise of the Warrant, and all other Transaction Documents to which it is a party, has been duly authorized by all corporate and other actions required, and each such document has been duly executed and delivered by it, and constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, subject to the availability of equitable remedies and the effect of bankruptcy, insolvency and similar laws affecting the rights of creditors generally;

(d)

the execution and delivery of this Agreement, the Debenture, the Warrant, and the delivery of the Warrant Shares issuable upon exercise of the Warrant, and the performance of its obligations hereunder and thereunder and compliance with the terms, conditions and provisions hereof and thereof, did not and will not conflict with or result in a breach of any of the terms, conditions or provisions of (i) its constating documents or by laws, or (ii) any Applicable Law, or (iii) any other contractual restriction binding on or affecting its or its property;

(e)

the entering into and the performance by the Issuer of this Agreement, the Debenture, and the Warrant, including, without limitation, the reservation for issuance and the issuance of the Warrants Shares issuable upon exercise of the Warrant, and all other Transaction Documents to which it is a party, do not require any filing, notice, consent, approval, authorization or order of any Governmental Authority, except those that have been made or obtained, as applicable;

(f)

it has no contingent liabilities in excess of the liabilities that are either reflected or reserved against in the Issuer’s audited financial statements and interim financial statements which would reasonably be expected to be material to the financial condition of the Issuer on a consolidated basis;

(g)

there are no litigation, arbitration or administrative proceedings, or investigations by any Governmental Authority outstanding and there are no proceedings pending or, to its knowledge, threatened, against it, its officers or directors, or in respect of its property, which, if determined adversely to it could have a Material Adverse Effect;

(h)

there are no expropriation or similar proceedings, actual or threatened, of which the Issuer has notice, or reason to believe such notice is pending or threatened, against its assets, or any material part thereof;

(i)	it is conducting its Business in compliance in all material respects with all Applicable Laws of each jurisdiction in which it carries on its business;

(j)	the Issuer is not in default in any material respect under any Material Contract;

(k)

its property is owned by it as the beneficial owner thereof with good and marketable title thereto, free and clear of all Liens (other than Permitted Liens), encumbrances and defects, and any property leased by it is held under a valid, subsisting and enforceable lease;

(l)

there has been no voluntary or involuntary action taken either by or against the Issuer or any of its Affiliates for winding-up, dissolution, liquidation, bankruptcy, receivership, administration or similar or analogous events in respect of any such Person or all or any material part of its assets or revenues;

(m)

the Issuer maintains insurance policies with reputable insurers against risks of loss or damage to the properties, assets and business of the Issuer of such types as are customary in the case of Persons engaged in the same or similar businesses to the full insurable value of their respective properties;

(n)

the audited consolidated financial statements and the related notes thereto of the Issuer for the year ended December 31, 2020 and interim consolidated financial statements and the related notes thereto of the Parent for the nine (9) months ended September 30, 2021 comply in all material respects with the applicable requirements of Applicable Laws and present fairly, in all material respects, the consolidated financial position of the Issuer as of the dates indicated and the results of its operations and the changes in its cash flows for the periods specified, and have been prepared in conformity with GAAP, applied on a consistent basis throughout the periods covered thereby;

(o)	since December 31, 2020, no event or circumstance has occurred or is contemplated that has had or could reasonably be expected to have a Material Adverse Effect;

(p)

it is not necessary that this Agreement, the Debenture or the Warrant be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the documents or the transactions contemplated by the documents;

(q)

any secured and unsubordinated claims of a holder against the Issuer under the Debenture will rank at least pari passu with the claims of all of the Issuer’s other secured creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies;

(r)

there are no off-balance sheet transactions arrangements, obligations (including contingent obligations) or other relationships of the Issuer with unconsolidated entities or other Persons that may have a material current or future effect on the financial condition, changes in financial condition, results of operations, earnings, cash flow, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses of the Issuer on a consolidated basis or that would reasonably be expected to be material to an investor;

(s)

all information which has been provided by or on behalf of the Issuer to the Subscriber and its representatives prior to the date hereof was and remains true and correct in all material respects as at the time provided and does not, as of such time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make such information not misleading;

(t)	the Issuer shall use the proceeds of the Offering in accordance with the Use of Proceeds;

(u)	it is in compliance in all material respects with all Applicable Laws respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours;

(v)

it is not party to any collective bargaining agreement, does not employ any member of a union, believes that its relations with its employees are good and no executive officer has notified it that such officer intends to leave the Issuer or otherwise terminate such officer’s employment with the Issuer;

(w)

it (i) owns the capital stock or other comparable equity interests of each of its subsidiaries free and clear of any liens and all of the issued and outstanding shares of such capital stock or comparable equity interests are validly issued and are fully paid, non-assessable and free of preemptive and similar rights, and (ii) has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital stock or other comparable equity interests owned;

(x)

it is not, and for so long the Subscriber holds any Securities will be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended;

(y)

it has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject; has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith; has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply; and there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Issuer know of no basis for any such claim; and

(z)

none of the Issuer, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Issuer participating in the Offering, any beneficial owner of 20% or more of the Issuer’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Issuer in any capacity at the time of sale is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

9.	Acknowledgement

9.1 The Subscriber acknowledges that the decision to acquire the Securities was solely made on the basis of the Public Record.

10.	Collection of Personal Information

10.1 The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or Securities Regulatory Authorities, (b) the Issuer’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including the Issuer’s Counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing the Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

10.2 The Issuer hereby notifies the Subscriber, and the Subscriber agrees, that:

(a)

the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions and/or the SEC (collectively, the “Commissions”) certain personal information pertaining to the Subscriber, including such Subscriber’s full name, address and telephone number, the number of shares or other securities of the Issuer owned by the Subscriber, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Issuer and the date of distribution of the Securities;

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in securities legislation;

(c)	such information is being collected for the purposes of the administration and enforcement of the securities laws; and

(d)

in the event the Subscriber has any questions with respect to the indirect collection of such information, the Subscriber should contact the applicable securities regulatory authority at the contact details provided in Exhibit G.

11.	Costs

11.1 Except as set out in section 11.2, the Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities will be borne by the Subscriber.

11.2 The Issuer agrees to reimburse the Subscriber and its affiliates upon demand for all reasonable out-of-pocket costs and expenses (including fees and expenses of legal counsel, auditors or other specialists) reasonably incurred by Subscriber and its affiliates in connection with the preparation, negotiation, execution, delivery of this Agreement and any related documents, provided that the total amount that the Issuer shall pay for the out-of-pocket costs and expenses of the Subscriber and its affiliates shall be capped at a maximum of $50,000.

12.	Governing Law

12.1 All matters relating to the Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of law rules of the State of New York, or any other jurisdiction that would cause the laws of a jurisdiction other than the State of New York, to apply, and each of the parties hereby irrevocably and unconditionally consents and submits to the exclusive jurisdiction of the federal and state courts of sitting in the City of New York, Borough of Manhattan, State of New York, United States of America for adjudication of any dispute arising hereunder, the transactions contemplated hereby, or the agreements entered into in connection herewith (waiving right to trial by jury and agreeing not to commence any litigation relating thereto except in such courts).

13.	Survival

13.1 This Agreement, including, without limitation, the representations, warranties and covenants contained herein will survive and continue in full force and effect and be binding upon the parties hereto.

14.	Assignment

14.1 This Agreement is not transferable or assignable by Issuer. The Subscriber may freely transfer, assign, any of its rights and delegate any of its obligations under this Agreement to any Affiliate.

15.	Severability

15.1 The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

16.	Entire Agreement

16.1 Except as expressly provided in this Agreement, the Debenture or the Warrant and in the exhibits, schedules, agreements, instruments and other documents attached hereto or thereto, or contemplated or provided for herein or therein, this Agreement contains the entire agreement between the Issuer and the Subscriber with respect to the sale of the Securities, and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer, Subscriber or by anyone else.

17.	Notices

17.1 All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

18.	Execution of Subscription Agreement

18.1 The Issuer and the Issuer’s Counsel will be entitled to rely on delivery by email or other means of electronic communication capable of producing a printed copy of an executed copy of this Agreement, and acceptance by the Issuer of such email or other form of electronic copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Agreement is delivered to the Issuer or the Issuer’s Counsel prior to or at the Closing, the Issuer and the Issuer’s Counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered prior to or at the Closing (without any alterations to such page).

19.	Counterparts and Electronic Means

19.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by email, facsimile transmission or other means of electronic communication capable of producing a printed copy, will be deemed to be execution and delivery of this Agreement as of the Closing Date.

20.	Indemnity

20.1 Each party will indemnify and hold the other harmless, and, where applicable, their respective directors, officers, members, partners, employees, agents, advisors and equity holders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of such indemnifying party contained in this Agreement or in any document furnished by the indemnifying party in connection herewith being untrue in any material respect or any breach or failure by such indemnifying party to comply with any covenant or agreement made in connection therewith.

21.	Definitions

21.1 In the Debenture, capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Subscription Agreement (as defined herein), and the following terms will have the following meanings:

(a)

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

(b)

“Applicable Laws” means applicable: (i) laws, constitutions, treaties, statutes, codes, ordinances, statutory rules, principles of common and civil law and equity, terms and conditions of any grants of approval, permissions, orders, decrees, rules, regulations and municipal by-laws, whether domestic, foreign or international, (ii) judicial, arbitral, administrative, ministerial, departmental and regulatory judgments, orders, writs, injunctions, decisions, rulings, licences, decrees and awards of any Governmental Authority, and (iii) policies, practices and guidelines of any Governmental Authority, which, although not actually having the force of law, are considered by such Governmental Authority as requiring compliance as if having the force of law, in each case binding on or affecting a Person, or the assets of a Person, referred to in the context in which such word is used;

(c)	“Business” means the business of operating a US 121 domestic flag and supplemental charter airline and a cargo service airline;

(d)

“Business Day” means any day except Saturday, Sunday and any day which is a statutory holiday in the City of New York or a day on which banking institutions in the City of New York are authorized or required by Applicable Laws to close;

(e)

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have corresponding meanings;

(f)	“Event of Default” has the meaning set forth in the Debenture;

(g)	“Exchange” means the Neo Exchange Inc., OTCQB or such other stock exchange as the securities of the Issuer are listed on;

(h)	“GAAP” means generally accepted accounting principles in the United States applied on a consistent basis;

(i)

“Governmental Authority” means: (i) any international, multinational, national, federal, provincial, state, municipal, local or other governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the foregoing, and (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, including any Securities Regulatory Authority;

(j)

“Material Adverse Effect” means any event, circumstance, occurrence, fact or state of facts, change or effect that, when taken individually or in aggregate: has or is reasonably expected to have a material adverse effect on (A) the financial condition of the Credit Parties (taken as a whole) on the value of any material Collateral (as defined in the Debenture), on the enforceability of any Transaction Documents, or on the validity or priority of Subscriber Liens (as defined in the Debenture) on any Collateral, (B) the ability of the Issuer to operate its business in all material respects in accordance with the operating plan in effect at the time of the occurrence of such event, circumstance, occurrence, fact or state of facts, change or effect, (C) the ability of the Issuer to perform or comply with its material obligations under the Transaction Documents, including repayment of the Obligations (as defined in the Debenture), or (D) the rights and remedies of the Subscriber under the Transaction Documents;

(k)

“Material Contract” means at any time any written agreement entered into by the Issuer which if not complied with or if terminated other than at scheduled maturity, would have a Material Adverse Effect;

(l)	“Permitted Liens” has the meaning set forth in the Debenture;

(m)	“Person” means an individual, partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or Governmental Authority;

(n)

“Securities Regulatory Authorities” means collectively, the Securities and Exchange Commission, the state securities regulatory authorities in each State of the United States, the provincial and territorial securities regulatory authorities in each of the provinces and territories of Canada, and the Exchange;

(o)

“Taxes” means all taxes (including for certainty, real property taxes), assessments, levies, imposts, stamp taxes, duties, deductions, charges and similar impositions payable, levied, collected or assessed as of the date of this Agreement or at any time in the future, and “Tax” shall have a corresponding meaning.

EXHIBIT A

CANADIAN INVESTOR QUESTIONNAIRE

TO:	GLOBAL CROSSING AIRLINES GROUP INC. (the “Issuer”)

RE:	Purchase of Debentures and Warrants (the “Securities”) of the Issuer

Capitalized terms used in this Canadian Investor Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit A is attached.

In connection with the purchase of the Securities by the undersigned (the “Subscriber”), the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)

is purchasing the Securities as principal (or deemed principal under the terms of National Instrument 45-106 – Prospectus Exemptions as adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)	(A) is resident in or is subject to the laws of one of the following (check one):

☐ Alberta	☐ New Brunswick	☐ Prince Edward Island

☐ British Columbia	☐ Nova Scotia	☐ Quebec

☐ Manitoba	☐ Ontario	☐ Saskatchewan

☐ Newfoundland and Labrador		☐ Yukon

☐ Northwest Territories		☐ Nunavut

☐ United States: _________________________ (List State of Residence)

or

(B)	☐ is resident in a country other than Canada or the United States; and

(iii)	has not been provided with any offering memorandum in connection with the purchase of the Securities.

In connection with the purchase of the Securities, the Subscriber hereby represents, warrants and certifies to, and covenants and agrees with, the Issuer that the Subscriber meets one or more of the following criteria:

I. SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION

(a)	the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, and

(b)	the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion below (YOU MUST INITIAL OR PLACE A CHECK-MARK IN THE APPROPRIATE BOX(ES)) (see certain guidance with respect to accredited investors below):

	☐	(i)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

	☐	(ii)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (i),

	☐	(iii)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

	☐	(iv)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds C$1,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS CERTIFICATE),

	☐	(v)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds C$5,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS CERTIFICATE),

	☐	(vi)	an individual whose net income before taxes exceeded C$200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded C$300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS CERTIFICATE),

	☐	(vii)	an individual who, either alone or with a spouse, has net assets of at least C$5,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS CERTIFICATE),

	☐	(viii)	a person, other than an individual or investment fund, that has net assets of at least C$5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (viii),

	☐	(ix)

an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii)  a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)  a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 [Investment fund reinvestment] of NI 45-106,

	☐	(x)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

	☐	(xi)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (i) in form and function, or

	☐	(xii)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

	☐	(xiii)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;
II. SUBSCRIBERS PURCHASING UNDER THE “FAMILY, FRIENDS AND BUSINESS ASSOCIATES” EXEMPTION

(a)		the Subscriber is (YOU MUST INITIAL OR PLACE A CHECK-MARK IN THE APPROPRIATE BOX(ES)):

	☐	(i)	a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

	☐	(ii)	a spouse, parent, grandparent, brother, sister, child or grandchild of _________________________________ (print name of person), who is a director, executive officer or control person of the Issuer or of an affiliate of the Issuer,

	☐	(iii)	a parent, grandparent, brother, sister, child or grandchild of the spouse of ___________________________________ (print name of person), who is a director, executive officer or control person of the Issuer or of an affiliate of the Issuer,

	☐	(iv)	a close personal friend (see guidance on making this determination below) of ___________________________________ (print name of person), who is a director, executive officer, founder or control person of the Issuer, or of an affiliate of the Issuer, and has been for _____________ (print number) years based on the following factors:

_________________________________________________________________________ (explain the nature of the close personal friendship),

☐	(v)	a close business associate (see guidance on making this determination below) of ___________________________________ (print name of person), who is a director, executive officer, founder or control person of the Issuer, or of an affiliate of the Issuer, and has been for _____________ (print number) years based on the following factors:

________________________________________________________________ (explain the nature of the close business association),

☐	(vi)	a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate (see guidance on making these determinations below) of ________________________________ (print name of person), who is a founder of the Issuer, and, if a close personal friend or close business associate of such person, has been for _____________ (print number) years based on the following factors:

________________________________________________________________ (explain the nature of the close personal friendship or business association),

☐	(vii)	a parent, grandparent, brother, sister, child or grandchild of the spouse of ______________________________ (print name of person), who is a founder of the Issuer,

☐	(viii)	a company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections II(a)(i) to II(a)(vii) above, or

☐	(ix)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subsections II(a)(i) to II(a)(viii) above;

(b)

if the Subscriber is resident in the Province of Ontario or is subject to the securities laws of the Province of Ontario, the Subscriber has provided the Issuer with a signed risk acknowledgement form (to be provided by the Issuer on request), and

(c)

if the Subscriber is resident in the Province of Saskatchewan or is subject to the securities laws of the Province of Saskatchewan, and the Subscriber is relying on the indicated criterion as set out in subsections II(a)(iv), II(a)(v) or II(a)(viii) or II(a)(ix), if the distribution is based in whole or in part on a close personal friendship or a close business association, the Subscriber has provided the Issuer with a signed risk acknowledgement form (to be provided by the Issuer on request); or

III. SUBSCRIBERS PURCHASING UNDER THE MINIMUM AMOUNT INVESTMENT

(a)	the Subscriber is not an “individual” as that term is defined in applicable Canadian securities laws,

(b)	the Subscriber is purchasing the Securities as principal for its own account and not for the benefit of any other person,

(c)	the Securities have an acquisition cost to the Subscriber of not less than C$150,000, payable in cash at the Closing, and

(d)

the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the prospectus exemption provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Securities.

Definitions

For the purposes of this Canadian Investor Questionnaire and Appendix “A” attached to this Canadian Investor Questionnaire:

(a)	an issuer is “affiliated” with another issuer if:

(i)	one of them is the subsidiary of the other, or

(ii)	each of them is controlled by the same person;

(b)	“control person” means:

(i)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(ii)

each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(c)	“director” means:

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)	“eligibility adviser” means:

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is:

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)	performing a policy-making function in respect of the issuer;

(f)	“financial assets” means:

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(h)	“founder” means, in respect of an issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the distribution or trade is actively involved in the business of the issuer;

(i)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(j)	“individual” means a natural person, but does not include

(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or

(ii)	a natural person in the person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(k)

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(l)	“jurisdiction” or “jurisdiction of Canada” means a province or territory of Canada except when used in the term “foreign jurisdiction”;

(m)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its securityholders,

(ii)	that does not invest

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(n)	“person” includes:

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(o)	“related liabilities” means:

(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets; and

(p)	“spouse” means, an individual who:

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

Guidance On Accredited Investor Exemptions for Individuals

An individual accredited investor is an individual:

(a)

who, either alone or with a spouse, beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that. before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds C$1,000,000;

(b)

whose net income before taxes exceeded C$200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded C$300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(c)	who, either alone or with a spouse, has net assets (please see the guidance below regarding calculating net assets) of at least C$5,000,000; and

(d)

who beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that, before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds C$5,000,000.

The monetary thresholds above are intended to create bright-line standards. Subscribers who do not satisfy these monetary thresholds do not qualify as accredited investors.

Spouses

Sections (a), (b) and (c) above are designed to treat spouses as a single investing unit, so that either spouse qualifies as an accredited investor if the combined financial assets of both spouses exceed C$1,000,000, the combined net income of both spouses exceeds C$300,000, or the combined net assets of both spouses exceed C$5,000,000. Section (d) above does not treat spouses as a single investing unit.

If the combined net income of both spouses does not exceed C$300,000, but the net income of one of the spouses exceeds C$200,000, only the spouse whose net income exceeds C$200,000 qualifies as an accredited investor.

Financial Assets and Related Liabilities

For the purposes of Sections (a) and (d) above, “financial assets” means: (1) cash, (2) securities, or (3) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a subscriber’s personal residence is not included in a calculation of financial assets.

The calculation of financial assets must exclude “related liabilities”, meaning: (1) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (2) liabilities that are secured by financial assets.

As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual’s spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual, there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

•	physical or constructive possession of evidence of ownership of the financial asset;

•	entitlement to receipt of any income generated by the financial asset;

•	risk of loss of the value of the financial asset; and

•	the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP for the sole benefit of an individual are beneficially owned by that individual.

In general, financial assets in a spousal RRSP can be included for the purposes of the C$1,000,000 financial asset test in Section (a) above because Section (a) takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP cannot be included for purposes of the C$5,000,000 financial asset test in Section (d) above.

Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly do not meet the beneficial ownership requirements in either Sections (a) or (d) above.

Net Assets

For the purposes of Section (c) above, “net assets” means all of a subscriber’s total assets minus all of the subscriber’s total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets includes the value of a subscriber’s personal residence, and the calculation of total liabilities includes the amount of any liability (such as a mortgage) in respect of the subscriber’s personal residence.

To calculate a subscriber’s net assets under the net asset test, subtract the subscriber’s total liabilities from the subscriber’s total assets. The value attributed to assets should reasonably reflect their estimated fair value. Income tax is considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security to the subscriber by the Issuer.

Guidance On Accredited Investor Exemptions for Corporations, Trusts and Other Entities

Accredited investors that are corporations, trusts or other entities include:

(a)

a corporation, trust or other entity, other than an investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least C$5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor;

(b)

a corporation, trust or other entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; and

(c)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Net Assets

For the purposes of Section (a) above, “net assets” means all of the subscriber’s total assets minus all of the subscriber’s total liabilities. The minimum net asset threshold of C$5,000,000 specified in Section (a) above must be shown on the entity’s most recently prepared financial statements. The financial statements must be prepared in accordance with applicable generally accepted accounting principles.

Guidance on Close Personal Friend and Close Business Associate Determination

A “close personal friend” of a director, executive officer, founder or control person of an issuer is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment.

The following factors are relevant to this determination:

(a)	the length of time the individual has known the director, executive officer, founder or control person,

(b)

the nature of the relationship between the individual and the director, executive officer, founder or control person including such matters as the frequency of contacts between them and the level of trust and reliance in the other circumstances, and

(c)

the number of “close personal friends” of the director, executive officer, founder or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close personal friend solely because the individual is:

(a)	a relative,

(b)	a member of the same club, organization, association or religious group,

(c)	a co-worker, colleague or associate at the same workplace,

(d)	a client, customer, former client or former customer,

(e)	a mere acquaintance, or

(f)	connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemption is not available to a close personal friend of a close personal friend of a director of the issuer. Further, a relationship that is primarily founded on participation in an internet forum is not considered to be that of a close personal friend.

A “close business associate” is an individual who has had sufficient prior business dealings with a director, executive officer, founder or control person of the issuer to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment.

The following factors are relevant to this determination:

(a)	the length of time the individual has known the director, executive officer, founder or control person,

(b)

the nature of any specific business relationships between the individual and the director, executive officer, founder or control person, including, for each relationship, when it began, the frequency of contact between them and when it terminated if it is not ongoing, and the level of trust and reliance in the other circumstances,

(c)

the nature and number of any business dealings between the individual and the director, executive officer, founder or control person, the length of the period during which they occurred, and the nature and date of the most recent business dealing, and

(d)

the number of “close business associates” of the director, executive officer, founder or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close business associate solely because the individual is:

(a)	a member of the same club, organization, association or religious group,

(b)	a co-worker, colleague or associate at the same workplace,

(c)	a client, customer, former client or former customer,

(d)	a mere acquaintance, or

(e)	connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemptions are not available for a close business associate of a close business associate of a director of the issuer. Further, a relationship that is primarily founded on participation in an internet forum is not considered to be that of a close business associate.

General

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Securities.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Securities and that this Questionnaire is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth in the Agreement or in this Questionnaire which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority and acknowledges that such information may be made available to the public under applicable laws.

DATED as of the _______ day of __________________, 2022.

Print Name of Subscriber (or person signing as agent of the Subscriber)

By:
Signature of Subscriber (or Authorized Signatory)

Print Name and Title of Authorized
Signatory (if Subscriber is not an individual)

APPENDIX “A”

TO CANADIAN INVESTOR QUESTIONNAIRE

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

1. About your investment

Type of securities: Debentures and Warrants	Issuer: GLOBAL CROSSING AIRLINES GROUP INC. (the “Issuer”)

Purchased from: The Issuer.

SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER

2. Risk acknowledgement

This investment is risky. Initial that you understand that:	Your initials

Risk of loss – You could lose your entire investment of US$__________. [Instruction: Insert the total dollar amount of the investment.]

Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials

•  Your net income before taxes was more than C$200,000 in each of the 2 most recent calendar years, and you expect it to be more than C$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•  Your net income before taxes combined with your spouse’s was more than C$300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than C$300,000 in the current calendar year.

• Either alone or with your spouse, you own more than C$1 million in cash and securities, after subtracting any debt related to the cash and securities.

• Either alone or with your spouse, you have net assets worth more than C$5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.

First and last name (please print):

Signature:	Date:

SECTION 5 TO BE COMPLETED BY THE SALESPERSON

5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):

Telephone:	Email:

Name of firm (if registered):

SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

6. For more information about this investment

For investment in a non-investment fund
Global Crossing Airlines Group Inc.
Bldg. 5A, Miami Int’l Airport | 4th floor 4200 NW 36th Street | Miami, FL 33166 Telephone: (786) 751-8503 (Attn: Ryan Goepel)

Email: ryan.goepel@globalxair.com

EXHIBIT B

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

TO:	GLOBAL CROSSING AIRLINES GROUP INC. (the “Issuer”)

RE:	Purchase of Debentures and Warrants (the “Securities”) of the Issuer

Capitalized terms used in this U.S. Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement (the “Subscription Agreement”) between the undersigned (the “Subscriber”) and the Issuer to which this Exhibit B is attached.

This Questionnaire applies only to persons that are U.S. Purchasers. A “U.S. Purchaser” is: (a) any U.S. Person, (b) any person purchasing the Securities on behalf of any U.S. Person, (c) any person that receives or received an offer of the Securities while in the United States, or (d) any person that is in the United States at the time the Subscriber’s buy order was made or the Subscription Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Securities have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Securities are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Securities are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D. The Securities offered hereby are not transferable except in accordance with the restrictions described herein.

The Subscriber represents, warrants, and certifies to, and covenants and agrees with, the Issuer (which representations, warranties, covenants, agreements and certifications will survive the Closing), and acknowledges that the Issuer is relying thereon, that:

1.	it is not resident in Canada;

2.

it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

3.

the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

4.

it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

5.

it (a) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (b) has no need for liquidity in an investment in the Securities, and (c) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

6.

if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

a natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (a) any mortgage amount in excess of the home’s fair market value and (b) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Securities, a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, a director, executive officer, or general partner of the Issuer;

an individual holding in good standing any of the general securities representative license (Series 7), the investment adviser representative license (Series 65), or the private securities offerings representative license (Series 82); or

Any natural person who is a “knowledgeable employee,” as defined in rule 3c5(a)(4) under the Investment Company Act of 1940 (17 CFR 270.3c-5(a)(4)), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act;

7.	if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US$5,000,000;

a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States) (“Advisers Act”);

a “family office,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

a “family client,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act), of a family office meeting the requirements for a “family office” above and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family client is capable of evaluating the merits and risks of the prospective investment;

a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire;

any bank as defined in Section 3(a)(2) of the 1933 Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity;

any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;

any insurance company as defined in Section 2(a)(13) of the 1933 Act;

any investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act;

any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; or

any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are U.S. Accredited Investors;

8.

it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9.	if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless:

(a)	the sale is to the Issuer,

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c)

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

(d)	the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e)	it has, prior to such sale pursuant to subsection (c) or (d), furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;

10.

it understands and acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend (in addition to the legends required by Canadian securities laws) in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF GLOBAL CROSSING AIRLINES GROUP INC. (THE “ISSUER”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE ISSUER, UPON ITS REQUEST, AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if any of the Securities are being sold pursuant to Rule 144 under the 1933 Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Issuer’s registrar and transfer agent of an opinion satisfactory to the Issuer and its registrar and transfer agent to the effect that the legend is no longer required under applicable requirements of the 1933 Act or applicable state securities laws;

11.

it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities. In particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” within the meaning of Section 1291 of the United States Internal Revenue Code;

12.

it understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards, which differ from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

13.

it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Subscription Agreement;

14.

it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Securities were offered or the Subscription Agreement was executed;

15.

it understands and acknowledges that (i) if the Issuer is ever deemed to be, or to have been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the 1933 Act may not be available for resales of the Securities, and (ii) the Issuer is not obligated to take, and have no present intention of taking, any action to make Rule 144 under the U.S. Securities Act (or any other exemption) available for resales of the Securities;

16.	it understands and acknowledges that the Issuer is not obligated to remain a “foreign issuer”;

17.

(a) the funds representing the Principal Amount which will be advanced by it to the Issuer will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act, as may be amended from time to time (the “PATRIOT Act”), and it acknowledges that the Issuer may in the future be required by law to disclose its name and other information relating to the Offering and its subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act, and (b) no portion of the Principal Amount to be provided by it (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity that has not been identified to or by it, and it shall promptly notify the Issuer if it discovers that any of such representations ceases to be true and provide the Issuer with appropriate information in connection therewith.

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Securities.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Securities and that this Questionnaire is incorporated into and forms part of the Agreement. The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority and acknowledges that such information may be made available to the public under applicable laws.

Dated _____________________________, 2022.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

EXHIBIT C

RISK ACKNOWLEDGEMENT FORM

Risk Acknowledgement under BCI 32-513

Registration Exemption for Trades

in Connection with Certain Prospectus-Exempt Distributions

Name of Issuer: GLOBAL CROSSING AIRLINES GROUP INC.

Name of Seller:

I acknowledge that

•	the person selling me these securities is not registered with a securities regulatory authority and is prohibited from telling me that this investment is suitable for me;

•	the person selling me these securities does not act for me;

•	this is a risky investment and I could lose all my money; and

•	I am investing entirely at my own risk.

Date

Signature of Subscriber

Print name of Subscriber

Name of salesperson acting on behalf of seller

Sign two copies of this document. Keep one copy for your records.

National Instrument 45-106 Prospectus Exemptions may require you to sign an additional risk acknowledgement form. If you want advice about the merits of this investment and whether these securities are a suitable investment for you, contact a registered adviser or dealer.

EXHIBIT D

ACKNOWLEDGEMENT – PERSONAL INFORMATION

1.

Neo Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the Neo Exchange (collectively referred to as the “Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

(a)	to conduct background checks;

(b)	to verify the Personal Information that has been provided about each individual;

(c)	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant;

(d)	to consider the eligibility of the Issuer or Applicant to list on the Exchange;

(e)	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates;

(f)	to conduct enforcement proceedings; and

(g)

to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations service providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

2.

The Commissions may indirectly collect the Personal Information under the authority granted to them by securities legislation. The Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the jurisdiction of each such Commission.

For questions about the collection of Personal Information by the British Columbia Securities Commission, please contact the Administrative Assistant to the Director of Corporate Finance, 12th Floor, 701 West Georgia Street, Box 10142, Vancouver, BC V7Y 1L2, phone: (604) 899-6854.

EXHIBIT E

OFFSHORE SUBSCRIBER’S CERTIFICATE

TO BE COMPLETED BY SUBSCRIBERS RESIDENT IN A JURISDICTION OUTSIDE OF CANADA AND THE UNITED STATES.

TO: GLOBAL CROSSING AIRLINES GROUP INC. (the “Issuer”)

RE: Purchase of Debentures and Warrants (the “Securities”) of the Issuer

Capitalized terms used but not defined in this schedule have the meaning ascribed to them in the subscription agreement to which this Exhibit is attached.

The undersigned subscriber (the “Subscriber”) hereby represents, covenants and certifies to the Issuer that:

A.	is purchasing the Securities as principal or deemed under applicable Securities Laws in Canada to be purchasing as principal;

B.

the Subscriber is not a resident of Canada or the United States or subject to applicable Securities Laws in Canada, and the decision to purchase the Securities was taken in the Subscriber’s jurisdiction of residence;

C.

the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Securities;

D.

the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under applicable securities laws of the International Jurisdiction without the need to rely on any exemptions;

E.

the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities;

F.	the purchase of the Securities by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction;

G.

the Subscriber will not sell, transfer, exercise or dispose of the Securities except in accordance with all applicable laws, including applicable securities laws of Canada, and the Subscriber acknowledges that the Issuer will have no obligation to register any such purported sale, transfer, exercise or disposition which violates applicable Canadian securities laws; and

H.	the Subscriber will provide such evidence of compliance with all such matters as the Issuer, or the counsel of the Issuer may request.

The Subscriber acknowledges that the Issuer is relying on this certificate to determine the Subscriber’s suitability as a purchaser of securities of the Issuer. The Subscriber agrees that the representations, covenants and certifications contained in this certificate will survive the issuance of the Securities the Subscriber. The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date and the Subscriber acknowledges that this Offshore Subscriber’s Certificate is incorporated into and forms a part of the subscription agreement to which it is attached. If any such representation is not true and accurate prior to the Closing Date, the undersigned will give immediate written notice of such fact to the Issuer prior to the Closing Date.

Dated _____________________________, 2022.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

EXHIBIT F

US DOLLAR WIRE INSTRUCTIONS

INSTRUCTIONS FOR WIRING FUNDS TO GLOBAL CROSSING AIRLINES.

BENEFICIARY:	GLOBAL CROSSING AIRLINES LLC
4200 NW 36th St.
Miami, FL 33166

BENEFICIARY BANK:	Fifth Third Bank
200 East Las Olas Blvd #130
Ft. Lauderdale, FL 33301

ABA:	067091719

ROUTING:	042000314 (Domestic Wires)

ACCOUNT NUMBER:	7435324640

SWIFT CODE:	FTBCUS3CXXX

CURRENCY:	USD

PLEASE ALSO INSTRUCT YOUR BANKER TO QUOTE

YOUR NAME AND OUR FILE NUMBER GLOBALX2022

PLEASE ENSURE THAT APPLICABLE WIRE FUNDS FOR YOUR BANK AND US$25.00 FOR THE RECEIVING BANK’S WIRE CHARGES ARE ADDED TO YOUR WIRED PRINCIPAL AMOUNT.

EXHIBIT G

CONTACT INFORMATION FOR CANADIAN SECURITIES ADMINISTRATORS

Alberta Securities Commission	Public official contact regarding indirect collection of
Suite 600, 250 – 5th Street SW	information: Superintendent of Securities
Calgary, Alberta T2P 0R4
Telephone: 403-297-6454	Government of the Northwest Territories
Toll free in Canada: 1-877-355-0585	Office of the Superintendent of Securities
Facsimile: 403-297-2082	P.O. Box 1320
Public official contact regarding indirect collection of	Yellowknife, Northwest Territories X1A 2L9
information: FOIP Coordinator	Telephone: 867-767-9305
Facsimile: 867-873-0243
British Columbia Securities Commission	Public official contact regarding indirect collection of
P.O. Box 10142, Pacific Centre	information: Superintendent of Securities
701 West Georgia Street
Vancouver, British Columbia V7Y 1L2	Nova Scotia Securities Commission
Inquiries: 604-899-6854	Suite 400, 5251 Duke Street
Toll free in Canada: 1-800-373-6393	Duke Tower
Facsimile: 604-899-6581	P.O. Box 458
Email: FOI-privacy@bcsc.bc.ca	Halifax, Nova Scotia B3J 2P8
Public official contact regarding indirect collection of	Telephone: 902-424-7768
information: FOI Inquiries	Facsimile: 902-424-4625
Public official contact regarding indirect collection of
The Manitoba Securities Commission	information: Executive Director
500 – 400 St. Mary Avenue
Winnipeg, Manitoba R3C 4K5 Telephone: 204-945-2561	Government of Nunavut Department of Justice
Toll free in Manitoba: 1-800-655-5244	Legal Registries Division
Facsimile: 204-945-0330	P.O. Box 1000, Station 570
Public official contact regarding indirect collection of information: Director	1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0
Telephone: 867-975-6590
Financial and Consumer Services Commission (New Brunswick) 85 Charlotte Street, Suite 300	Facsimile: 867-975-6594 Public official contact regarding indirect collection of information: Superintendent of Securities
Saint John, New Brunswick E2L 2J2
Telephone: 506-658-3060	Ontario Securities Commission
Toll free in Canada: 1-866-933-2222	20 Queen Street West, 22nd Floor
Facsimile: 506-658-3059	Toronto, Ontario M5H 3S8
Email: info@fcnb.ca	Telephone: 416-593-8314
Public official contact regarding indirect collection of	Toll free in Canada: 1-877-785-1555
information: Chief Executive Officer and Privacy	Facsimile: 416-593-8122
Officer	Email: exemptmarketfilings@osc.gov.on.ca

Government of Newfoundland and Labrador Financial Services Regulation Division	Public official contact regarding indirect collection of information: Inquiries Officer
P.O. Box 8700	Prince Edward Island Securities Office
Confederation Building	95 Rochford Street, 4th Floor Shaw Building
2nd Floor, West Block	P.O. Box 2000
Prince Philip Drive	Charlottetown, Prince Edward Island C1A 7N8
St. John’s, Newfoundland and Labrador A1B 4J6	Telephone: 902-368-4569
Attention: Director of Securities	Facsimile: 902-368-5283
Telephone: 709-729-4189	Public official contact regarding indirect collection of
Facsimile: 709-729-6187	information: Superintendent of Securities

Autorité des marchés financiers	Financial and Consumer Affairs Authority of
800, rue du Square-Victoria, 22e étage	Saskatchewan
C.P. 246, tour de la Bourse	Suite 601 - 1919 Saskatchewan Drive
Montréal, Québec H4Z 1G3	Regina, Saskatchewan S4P 4H2
Telephone: 514-395-0337 or 1-877-525-0337	Telephone: 306-787-5842
Facsimile: 514-873-6155 (For filing purposes only)	Facsimile: 306-787-5899
Facsimile: 514-864-6381 (For privacy requests only)	Public official contact regarding indirect collection of
Email: financementdessocietes@lautorite.qc.ca (For	information: Director
corporate finance issuers);
fonds_dinvestissement@lautorite.qc.ca (For	Office of the Superintendent of Securities
investment fund issuers)	Government of Yukon
Public official contact regarding indirect collection of	Department of Community Services
information: Corporate Secretary	307 Black Street, 1st Floor
P.O. Box 2703, C-6
Whitehorse, Yukon Y1A 2C6
Telephone: 867-667-5466
Facsimile: 867-393-6251
Email: securities@gov.yk.ca
Public official contact regarding indirect collection of
information: Superintendent of Securities